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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                        --------------------------------

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): August 30, 2001


                               RESPONSE USA, INC.
               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                         0-20770                  52-1441922
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(State or Other Jurisdiction           (Commission              (IRS Employer
of Incorporation)                      File Number)          Identification No.)

    3 EXECUTIVE CAMPUS, 2ND FLOOR SOUTH, CHERRY HILL, N.J.           08002
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          (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:             (856) 661-0700


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

         On August 30, 2001, Response USA, Inc. and its subsidiaries filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey, Camden Vicinage. As of the date of the filing, Messrs. Robert Rosenfeld and John Forte have been appointed, pursuant to board resolutions, as Directors and the Chief Executive Officer and President and Chief Operating Officer, respectively, of Response and each of its five wholly-owned subsidiaries. Health Watch Inc., a wholly-owned subsidiary of the Company prior to the bankruptcy filing, did not file for bankruptcy.

         Management believes that the bankruptcy filing will allow the Company to either recapitalize its business or sell its assets with the oversight of the Bankruptcy Court. The Company continues to conduct its business in the ordinary course, including the provisions of its services to more than 35,000 subscribers, while it attempts to restructure its debt and emerge from Chapter 11 as a reorganized viable entity. The Company has secured post-petition financing to support its operations and to evaluate alternative strategies that may maximize the value of its business.

ITEM 5.   OTHER EVENTS.

             On August 30, 2001, Response USA, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the details regarding the Company's filing for bankruptcy under Chapter 11 of the United States Bankruptcy Code and describing the material details of a certain global agreement entered into by the Company, and each of its subsidiaries and certain of its then executive officers and principle shareholders. A copy of the Global Agreement is attached hereto at Exhibit 99.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

          The Exhibit listed on the Exhibit Index of this Form 8-K is filed herewith.

         99.1     Press Release dated August 30, 2001.

         99.2 Global Agreement dated August 30, 2001 by and among the Company, Response Ability Systems, Inc., Organization for Enhanced Capabilities, Inc., Emergency Response Systems, Inc., Health Watch, Inc., Response Security Monitoring, LLC, Response Security Services, LLC, McGinn, Smith Acceptance Corp., KeyBank National Association, Mr. Jeffrey Queen and Mr. Andrew Queen.

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RESPONSE USA, INC.
                                      (Registrant)

Date: September 17, 2001              By: /s/ Robert Rosenfeld
                                          --------------------------------
                                          Robert Rosenfeld
                                          Chief Executive Officer




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                                  EXHIBIT INDEX

         99.1     Press Release dated August 30, 2001.

         99.2 Global Agreement dated August 30, 2001 by and among the Company, Response Ability Systems, Inc., Organization for Enhanced Capabilities, Inc., Emergency Response Systems, Inc., Health Watch, Inc., Response Security Monitoring, LLC, Response Security Services, LLC, McGinn, Smith Acceptance Corp., KeyBank National Association, Mr. Jeffrey Queen and Mr. Andrew Queen.



















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